SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 3, 2004

                               I.D. SYSTEMS, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       001-15087                22-3270799
         --------                       ---------                ----------
(State Or Other                       (Commission           (IRS Employer
 Jurisdiction Of Incorporation)        File Number)          Identification No.)

      One University Plaza, Hackensack, NJ                 07601
      ------------------------------------                 -----
    (Address of Principal Executive Offices)            (Zip Code)

        Registrant's telephone number, including area code (201) 996-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On November 3, 2004, I.D. Systems, Inc. (the "Registrant") issued a press release regarding results for the third quarter ended September 30, 2004. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this report is being furnished pursuant to Item 2.02 of Form 8-K, insofar as it discloses historical information regarding the Registrant's results of operations and financial condition as of, and for the third quarter ended September 30, 2004. In accordance with General Instructions
B.2 of Form 8-K, the  information in this Current Report on Form 8-K,  including
Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits

As described above, the following Exhibit is furnished as part of this Current Report on Form 8-K:

      Exhibit 99.1 - Press release dated November 3, 2004


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           I.D. SYSTEMS, INC.


                                           By: /s/ Ned Mavrommatis
                                              ------------------------------
                                              Name: Ned Mavrommatis
                                              Title: Chief Financial Officer

Date: November 3, 2004


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